CONSENT OF INDEPENDENT AUDITORS
              -------------------------------


We hereby consent to the incorporation by reference in Registration Statements No. 33-19511, No. 33-38019, No. 33-19510,
No. 33-63739 and 333-12737 on Form S-8 and No. 333-04531 on Form
S-3 of II-VI Incorporated of our report dated August 12, 1996, appearing in this Annual Report on Form 10-K of II-VI Incorporated for the year ended June 30, 1998.

/s/ Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
September 22, 1998